EXHIBIT A
                                     ---------
                 FORM OF SECURITY AGREEMENT SUPPLEMENT
                 -------------------------------------

            SUPPLEMENT NO.     TO SECURITY AGREEMENT DATED AS OF
                                BETWEEN
 COOPERATIVE IMAGES, INC. and ELECTIVE INVESTMENTS, INC. (the BORROWER)
                                   AND
               BOYLE LEASING TECHNOLOGIES, INC. (the LENDER)

     WHEREAS, the Borrower and the Lender entered into a certain Revolving Credit Agreement, dated as of (which agreement, as the same may have been or thereafter may be amended, supplemented, restated or otherwise, the LOAN AGREEMENT) pursuant to which the Lender agreed to make Loans to the Borrower in an amount not be exceed Six Million Dollars ($6,000,000.00);
     WHEREAS, pursuant to the Loan Agreement, the Borrower and the Lender entered into a certain Security Agreement dated as of (the SECURITY AGREEMENT);
     WHEREAS, pursuant to the Loan Agreement, the Borrower is obligated with the making of each Loan to the Borrower to deliver to the Lender supplements to the Security Agreement (which agreement, as the same may have been or hereafter may be amended, supplemented, restated or otherwise, each, a Security Agreement Supplement and collectively the Security Agreement Supplements) and describing the Consumer Note Agreements which shall constitute the Collateral for such Loan, and it is therefore a condition precedent to the obligation of the Lender to make or maintain the Loans that the Borrower shall execute and deliver to the Lender this Security Agreement Supplement;
     NOW, THEREFORE, the parties hereto hereby agree as follows (capitalized terms which are not defined therein shall have the meanings given to them in the Loan Agreement).
     The Security Agreement is hereby amended and supplemented by the addition thereto (in addition to any other Collateral added by previous Security Agreement Supplements) of the Consumer Note Agreements listed on Exhibit T annexed hereto.
     Except as supplemented by this Supplement, the Security Agreement shall continue unchanged and remain in full force and effect.
     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be
duly executed this       day of       1997,

WITNESS:       COOPERATIVE IMAGES, INC. and ELECTIVE INVESTMENTS, INC.

               By: /s/ Gerard A. Powell
                   --------------------
                   Gerard A. Powell, Chief Executive Officer

               BOYLE LEASING TECHNOLOGIES,INC.

               By: /s/ J. Gregory Hines
                   --------------------
                   J. Gregory Hines, Vice-President